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                                                                    Exhibit 10.4

                                                               EXECUTION VERSION
                                                               -----------------

SECOND AMENDED AND RESTATED COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT, dated as of August 9, 2004, among (i) JPMorgan Chase Bank, as collateral agent hereunder (together with its successors and assigns, the "Collateral Agent"),
(ii) JPMorgan Chase Bank, as administrative agent for the Lenders referred to below (together with its successors and assigns, the "Administrative Agent"),
(iii) JPMorgan Chase Bank, as Swingline Lender and Issuing Bank (each as defined herein), (iv) JPMorgan Chase Bank, as issuer (the "Existing Trade L/C Issuer") of the Existing Trade L/Cs (as defined herein), (v) the Lenders (as defined herein), (vi) Bank of America, N.A. ("Bank of America"), as issuer of the Bank of America L/C (as defined herein), (vii) HSBC Bank USA, National Association ("HSBC"), as issuer of the HSBC China L/C (as defined herein), (viii) Oneida Ltd. (the "Borrower") and (ix) the direct and indirect domestic subsidiaries of the Borrower listed on Schedule I hereto (the "Guarantors") (as at any time amended, amended and restated, supplemented or otherwise modified, renewed or replaced, this "Agreement").

                             Introductory Statement
                             ----------------------

                  All terms not otherwise defined above or in this Introductory Statement are as defined in Section 1 hereof or as defined elsewhere herein.

                  A. WHEREAS, the Borrower, the Administrative Agent and the lenders from time to time party thereto (the "Existing Lenders") are parties to that certain Amended and Restated Credit Agreement dated as of April 27, 2001 (as the same has been amended, supplemented, replaced or otherwise modified, the "Existing Credit Agreement") pursuant to which the Existing Lenders made revolving loans and a term loan to the Borrower;

                  B. WHEREAS, THC Systems, Inc ("THC"), a New York corporation, the Borrower and Allstate Insurance Company (together with its permitted assignees, "Allstate"), Allstate Life Insurance Company (together with its permitted assignees, "Allstate Life") and Pacific Life Insurance Company (together with its permitted assignees and together with Allstate and Allstate Life, the "Existing Noteholders") are parties to the 2001 Amended and Restated Note Purchase Agreement dated as of May 1, 2001 (as the same has been amended, supplemented, replaced or otherwise modified, the "Existing Note Agreement") pursuant to which the Existing Noteholders purchased certain notes (the "Existing Notes") with a maturity date of May 31, 2005;

                  C. WHEREAS, pursuant to that certain Amended and Restated Collateral Agency and Intercreditor Agreement dated as of April 23, 2002 (as the same has been amended, supplemented, replaced or otherwise modified, the "Existing Intercreditor Agreement"), by and among (i) the Existing Lenders, (ii) the Existing Noteholders, (iii) JPMorgan Chase as administrative agent, collateral agent and individually, as working capital lender, and (iv) certain other secured parties, each of the parties to the Existing Intercreditor Agreement, among other things, appointed JPMorgan Chase as collateral agent (the "Existing Collateral Agent") and authorized the Existing Collateral Agent to, among other things, execute, deliver and perform as their collateral agent with respect to the security documents entered into in connection with the Existing Credit Agreement;

                  D. WHEREAS, Bank of America, as issuer, issued that certain Letter of Credit 37942 dated July 30 1991 in the stated face amount of $10,950,747 in favor of the Worker's Compensation Board, State of New York, as beneficiary, on behalf of the Borrower, as




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applicant (the "Bank of America L/C"), which, as of the date hereof, remains undrawn, and the Borrower has agreed to reimburse Bank of America for any draws pursuant to the terms of that certain Application and Agreement for Standby Letter of Credit dated as of May 13, 2002 between the Borrower and Bank of America (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Bank of America L/C Agreement"; such contingent obligations owing to Bank of America, the "Bank of America L/C Obligations");

                  E. WHEREAS, HSBC, as issuer, issued that certain Letter of Credit # SDCMBF799632 dated June 21, 1999 in the original face amount of $2,090,000.00 (which for purposes of this Agreement the face amount of such letter of credit shall be deemed to be $1,500,000 or as such amount may hereinafter be reduced in accordance with the HSBC China L/C Agreement (as defined below)) in favor of The Hongkong and Shanghai Banking Corporation Ltd., on behalf of the Borrower, as applicant, which currently expires on May 31, 2005 (as such letter of credit has been extended or modified from time to time, the "HSBC China L/C"), which, as of the date hereof, remains undrawn, and the Borrower has agreed to reimburse HSBC for any draws pursuant thereto (as such agreement to reimburse may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "HSBC China L/C Agreement"; such contingent obligations owing to HSBC, the "HSBC China L/C Obligations");

                  F. WHEREAS, Borrower's obligations under the Existing Credit Agreement (the "Existing Credit Agreement Obligations"), THC's and the Borrower's obligations under the Existing Note Agreement (the "Existing Note Agreement Obligations"), the Existing Trade L/C Obligations (as defined herein), the Borrower's HSBC China L/C Obligations, the Borrower's Bank of America L/C Obligations and the Guarantors' obligations under the Existing Subsidiary Guarantee Agreements (as defined in the Credit Agreement) (collectively, with the Existing Credit Agreement Obligations, the Existing Note Agreement Obligations, the HSBC China L/C Obligations and the Bank of America L/C Reimbursement Obligations, the "Existing Secured Obligations") are secured by liens on substantially all of the real and personal property of the Borrower, Buffalo China, THC, Encore, Delco, Sakura, Kenwood, Silversmiths, and Food Service (collectively, the "Existing Collateral") pursuant to the Existing Security Documents (as defined below);

                  G. WHEREAS, the Existing Secured Obligations and certain other indebtedness incurred by the Borrower (collectively, the "Existing Obligations") are being restructured pursuant to a Second Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the Collateral Agent, the Administrative Agent, the Lenders and the Existing Standby L/C Issuers (as at any time amended, amended and restated, supplemented or otherwise modified, renewed or replaced, the "Credit Agreement");

                  H. WHEREAS, it is a condition precedent to the restructuring of the Existing Obligations and the making of new revolving loans as contemplated under the Credit Agreement that, among other things, the Collateral Agent, the Administrative Agent, the Borrower, each of the Guarantors, each of the Lenders, the Existing Trade L/C Issuer and the Existing Standby L/C Issuers enter into this Agreement; and




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                  I. WHEREAS, the parties hereto desire to enter into this
Agreement with respect to the exercise of certain rights, remedies and options by the respective parties under the aforementioned documents subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto hereby agree as follows:

                  Section 1. Definitions. (a) The following terms as used herein shall have the following meanings:

                  "Administrative Agent" shall have the meaning given to such term in the preamble paragraph hereof.

                  "Amended and Restated Copyright Security Agreement" shall mean that certain Amended and Restated Copyright Security Agreement dated as of the date hereof by and among the Borrower and the Guarantors in favor of the Collateral Agent (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time).

                  "Amended and Restated Mortgage" shall have the meaning given to such term in the Credit Agreement.

                  "Amended and Restated Patent Security Agreement" shall mean that certain Amended and Restated Patent Security Agreement dated as of the date hereof by and among the Borrower and the Guarantors in favor of the Collateral Agent (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time).

                  "Amended and Restated Pledge Security Agreement" shall mean that certain Amended and Restated Pledge Security Agreement dated as of the date hereof by and among the Borrower, the Guarantors and the Collateral Agent (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time).

                  "Amended and Restated Security Agreement" shall mean that certain Amended and Restated Security Agreement dated as of the date hereof by and among the Borrower, the Guarantors and the Collateral Agent (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time).

                  "Amended and Restated Trademark Security Agreement" shall mean that certain Amended and Restated Trademark Security Agreement dated as of the date hereof by and among the Borrower and the Guarantors in favor of the Collateral Agent (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time).

                  "Allstate" shall have the meaning given to such term in paragraph B of the introductory statement hereof.




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                  "Allstate Life" shall have the meaning given to such term in paragraph B of the introductory statement hereof.

                  "Applicable Law" shall mean all applicable provisions of statutes, rules, regulations and orders of the United States, any state thereof or municipality therein or of any foreign governmental body or of any regulatory agency applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

                  "Bank of America" shall have the meaning given to such term in the preamble paragraph hereof.

                  "Bank of America L/C" shall have the meaning given to such term in paragraph D of the introductory statement hereof.

                  "Bank of America L/C Agreement" shall have the meaning given to such term in paragraph D of the introductory statement hereof.

                  "Bank of America L/C Obligations" shall have the meaning given to such term in paragraph D of the introductory statement hereof.

                  "Borrower" shall have the meaning given to such term in the preamble paragraph hereof.

                  "Buffalo China" shall mean Buffalo China, Inc., a New York corporation and a wholly owned subsidiary of the Borrower.

                  "Cash Equivalents" shall have the meaning given to such term in the Credit Agreement.

                  "Collateral" shall mean any assets or properties of the Borrower or the Guarantors now or at any time hereafter subject to Liens securing the Obligations.

                  "Collateral Account" shall have the meaning specified in
Section 5(a) hereof.

                  "Collateral Agent" shall have the meaning given to such term in the preamble paragraph hereof.

                  "Collateral Agent Fees" shall mean all fees, costs, indemnification and expenses of the Collateral Agent of the types described in Sections 18 and 19 hereof.

                  "Commitment Fee" shall have the meaning given to such term in the Credit Agreement.

                  "Credit Agreement" shall have the meaning given to such term in paragraph G of the introductory statement hereof.




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                  "Credit Parties" shall mean, collectively, the Borrower and the Guarantors.

                  "Delco" shall mean Delco International, Ltd., a New York corporation and a wholly owned subsidiary of the Borrower.

                  "Dollar" shall have the meaning given to such term in the Credit Agreement.

                  "Encore" shall mean Encore Promotions, Inc., a New York corporation and a wholly owned subsidiary of the Borrower.

                  "Event of Default" shall have the meaning given to such term in the Credit Agreement.

                  "Exchange Rate" shall have the meaning given to such term in the Credit Agreement.

                  "Existing Collateral" shall have the meaning given to such term in paragraph F of the introductory statement hereof.

                  "Existing Collateral Agent" shall have the meaning given to such term in paragraph C of the introductory statement hereof.

                  "Existing Credit Agreement" shall have the meaning given to such term in paragraph A of the introductory statement hereof.

                  "Existing Credit Agreement Obligations" shall have the meaning given to such term in paragraph F of the introductory statement hereof.

                  "Existing Intercreditor Agreement" shall have the meaning given to such term in paragraph C of the introductory statement hereof.

                  "Existing Lenders" shall have the meaning given to such term in paragraph A of the introductory statement hereof.

                  "Existing Note Agreement" shall have the meaning given to such term in paragraph B of the introductory statement hereof.

                  "Existing Note Agreement Obligations" shall have the meaning given to such term in paragraph F of the introductory statement hereof.

                  "Existing Noteholders" shall have the meaning given to such term in paragraph B of the introductory statement hereof.

                  "Existing Notes" shall have the meaning given to such term in paragraph B of the introductory statement hereof.

                  "Existing Obligations" shall have the meaning given to such term in paragraph G of the introductory statement hereof.




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                  "Existing Secured Obligations" shall have the meaning given to such term in paragraph F of the introductory statement hereof.

                  "Existing Security Documents" shall have the meaning given to such term in the Credit Agreement.

                  "Existing Standby L/C Issuers" shall mean, collectively, Bank of America, as issuer of the Bank of America L/C and HSBC, as issuer of the HSBC China L/C.

                  "Existing Standby L/Cs" shall mean, collectively, the Bank of America L/C and the HSBC China L/C.

                  "Existing Tranche A Standby L/C Obligations" shall mean the then outstanding Bank of America L/C Obligations and the then outstanding Tranche A Portion of the HSBC China L/C Obligations.

                  "Existing Trade L/C Issuer" shall have the meaning given to such term in the preamble paragraph hereof.

                  "Existing Trade L/C Obligations" shall mean the reimbursement obligations of the Borrower owing to the Existing Trade L/C Issuer in respect of the Existing Trade L/Cs.

                  "Existing Trade L/Cs" shall mean each of the trade letters of credit set forth on Schedule II hereto.

                  "Fee Letter" shall have the meaning given to such term in the Credit Agreement.

                  "Food Service" shall mean Oneida Food Service, Inc., a New York corporation and a wholly owned subsidiary of the Borrower.

                  "Fundamental Documents" shall have the meaning given to such term in the Credit Agreement.

                  "Guarantors" shall have the meaning given to such term in the preamble paragraph hereof.

                  "HSBC" shall have the meaning given to such term in the preamble paragraph hereof.

                  "HSBC China L/C" shall have the meaning given to such term in paragraph E of the introductory statement hereof.

                  "HSBC China L/C Agreement" shall have the meaning given to such term in paragraph E of the introductory statement hereof.

                  "HSBC China L/C Obligations" shall have the meaning given to such term in paragraph E of the introductory statement hereof.




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                  "Insolvency Proceeding" shall mean any action, case or
proceeding commenced by or against an entity, or any agreement of such entity, for (a) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (b) the appointment of a receiver, trustee, liquidator or other custodian for such entity or any part of its property, (c) an assignment or trust mortgage for the benefit of creditors of such entity, or (d) except as permitted pursuant to the terms of the Credit Agreement, the liquidation, dissolution or winding up of the affairs of such entity in each case, whether voluntary or involuntary, partial or complete.

                  "Issuing Bank" shall mean JPMorgan Chase Bank as an issuer of any letter of credit under the Credit Agreement.

                  "Kenwood" shall mean Kenwood Silver Company, Inc., a New York corporation and a wholly owned subsidiary of the Borrower.

                  "L/C Exposure" shall have the meaning given to such term in the Credit Agreement.

                  "Letter of Credit" shall have the meaning given to such term in the Credit Agreement.

                  "Letter of Credit Obligations" shall mean the reimbursement obligations of the Borrower in respect of any Letter of Credit, including the obligation of the Borrower to cash collateralize the L/C Exposure as required by the Credit Agreement.

                  "Lenders" shall have the meaning given to such term in the Credit Agreement.

                  "Lien" shall have the meaning given to such term in the Credit Agreement.

                  "Loans" shall have the meaning given to such term in the Credit Agreement.

                  "Notice of Default" shall mean a written notice duly delivered to the Collateral Agent by the Administrative Agent stating that an Event of Default has occurred and is continuing.

                  "Obligations" shall have the meaning given to such term in the Credit Agreement.

                  "Outstanding" shall mean, at any time, any Obligations then or theretofore issued or incurred by any Credit Party, including without limitation, any obligation under the Credit Agreement to provide cash collateral in respect of outstanding letters of credit or drafts drawn thereunder.

                  "Person" shall mean any natural person, corporation, limited liability company, partnership, trust, joint venture, association, company, estate, business entity, unincorporated organization or government or any agency or political subdivision thereof.




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                  "Required Revolving Credit Lenders" shall mean holders of
greater than fifty percent (50%) of the sum of the aggregate amounts of (i) the unpaid principal amount of the Revolving Credit Loans, if any, and L/C Exposure then outstanding (or if no Revolving Credit Loans and no Letters of Credit are then outstanding, the Total Revolving Credit Commitment) plus (ii) the Existing Trade L/C Obligations remaining outstanding; provided, that for purposes of this definition, the Revolving Credit Loans, the pro rata portion of L/C Exposure or the Revolving Credit Commitment of a Revolving Credit Lender shall be disregarded if and for so long as such Revolving Credit Lender shall be a Defaulting Lender.

                  "Required Secured Parties" shall mean (i) so long as (A) any Revolving Credit Loans remain outstanding and/or the Revolving Credit Commitments of the Revolving Credit Lenders under the Credit Agreement have not been terminated, (B) any Tranche A Term Loans remain outstanding, (C) any of the Existing Trade L/C Obligations remain outstanding, or (D) any of the Existing Standby Tranche A L/C Obligations remain outstanding, the Required Revolving Credit Lenders and the Required Tranche A Term Loan Lenders and (ii) at any time thereafter, the Required Tranche B Term Loan Lenders; provided that upon the occurrence and continuance of an Event of Default as a result of non-payment of the principal amount of the Revolving Credit Loans when due and owing at a time when the principal amount of the Tranche A Term Loans is not due and owing, Required Secured Parties shall mean the Required Revolving Credit Lenders.

                  "Required Tranche A Term Loan Lenders" shall mean holders of greater than fifty percent (50%) of the sum of the aggregate amounts of (i) the unpaid principal amount of the Tranche A Term Loans plus (ii) the Bank of America L/C Obligations remaining outstanding plus (iii) the Tranche A Portion of the HSBC China L/C Obligations remaining outstanding.

                  "Required Tranche B Term Loan Lenders" shall mean holders of greater than fifty percent (50%) of the sum of the aggregate amounts of (i) the unpaid principal amount of the Tranche B Term Loans plus (ii) the Tranche B Portion of the HSBC China L/C Obligations remaining outstanding.

                  "Responsible Officer" shall mean, with respect to the Borrower or any other Credit Party, the president, vice president, chief financial officer, chief accounting officer, secretary, treasurer or the general partner or managing partner of such entity (or of the general partner or managing partner of such entity, if not a natural person), as the case may be.

                  "Revolving Credit Commitment" shall mean the commitment by the Revolving Credit Lenders to make the Revolving Credit Loans pursuant to the Credit Agreement.

                  "Revolving Credit Lenders" shall mean, at any time, the Revolving Credit Lenders party to the Credit Agreement.

                  "Revolving Credit Loans" shall have the meaning given to such term in the Credit Agreement.

                  "Sakura" shall mean Sakura, Inc., a New York corporation and a wholly owned subsidiary of the Borrower.




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                  "Secured Obligations" shall mean (i) the Obligations and (ii)
all sums payable by the Credit Parties under the Fundamental Documents (including, without limitation, Collateral Agent Fees).

                  "Secured Parties" shall mean at any time the holders or obligees of the Secured Obligations.

                  "Security Documents" shall mean, collectively, the Amended and Restated Security Agreement, the Amended and Restated Pledge Security Agreement, the Amended and Restated Copyright Security Agreement, the Amended and Restated Patent Security Agreement, the Amended and Restated Trademark Security Agreement and the Amended and Restated Mortgages, together with any and all financing statements, collateral assignments and other security documents delivered to the Collateral Agent granting or purporting to grant a Lien on any assets to secure the obligations of the Borrower or any Credit Party under this Credit Agreement or any of the other Fundamental Documents.

                  "Silversmiths" shall mean Oneida Silversmiths, Inc., a New York corporation and a wholly owned subsidiary of the Borrower.

                  "Subsidiary" shall mean with respect to any Person, any corporation, limited liability company, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

                  "Swingline Lender" shall have the meaning given to such term in the Credit Agreement.

                  "Swingline Loan" shall have the meaning given to such term in the Credit Agreement.

                  "THC" shall have the meaning given to such term in paragraph B of the introductory statement hereof.

                  "Tranche A Obligations" shall mean the Tranche A Term Loans and the Existing Tranche A Standby L/C Obligations.

                  "Tranche A Portion of the HSBC China L/C" shall mean 61.52% of the then undrawn amount of the HSBC China L/C.

                  "Tranche A Portion of the HSBC China L/C Obligations" shall mean 61.52% of the then outstanding HSBC China L/C Obligations.




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                  "Tranche A Term Loan Lenders" shall mean (i) each Lender
holding Tranche A Term Loans under the Credit Agreement, (ii) Bank of America as issuer of the Bank of America L/C and (iii) HSBC as issuer of the Tranche A Portion of the HSBC China L/C.

                  "Tranche A Term Loans" shall mean the Tranche A Term Loans made to the Borrower pursuant to the Credit Agreement.

                  "Tranche B Obligations" shall mean the Tranche B Term Loans and the Tranche B Portion of the HSBC China L/C Obligations.

                  "Tranche B Portion of the HSBC China L/C" shall mean 38.48% of the then undrawn amount of the HSBC China L/C.

                  "Tranche B Portion of the HSBC China L/C Obligations" shall mean 38.48% of the then outstanding HSBC China L/C Obligations.

                  "Tranche B Term Loan Lenders" shall mean (i) each Lender holding Tranche B Term Loans under Tranche B Term Loans under the Credit Agreement and (ii) HSBC as issuer of the Tranche B Portion of the HSBC China L/C.

                  "Tranche B Term Loans" shall mean the Tranche B Term Loans made to the Borrower pursuant to the Credit Agreement.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are of this Agreement unless otherwise specified.

                  Section 2. Subordination of Obligations. To the fullest extent permitted under law, (i) the Tranche A Term Loan Lenders and the Tranche B Term Loan Lenders agree that the Tranche A Obligations and Tranche B Obligations, respectively, are hereby expressly subordinated, to the extent and in the manner set forth in Sections 2, 3, 4 and 5 hereof, to the payment in full in cash of
(A) all Swingline Loans, if any, all Revolving Credit Loans and all Letter of Credit Obligations outstanding under the Credit Agreement and (B) all Existing Trade L/C's Obligations and (ii) the Tranche B Term Loan Lenders agree that the Tranche B Obligations are hereby expressly subordinated, to the extent and in the manner set forth in Sections 2, 3, 4 and 5 hereof, to the payment in full in cash of all of the Tranche A Obligations outstanding under the Credit Agreement.

                  Section 3. Dissolution or Insolvency. (a) Upon any Insolvency Proceeding commenced by or against any Credit Party or its property: the Swingline Lender, the Revolving Credit Lenders, the Issuing Bank and the Existing Trade L/C Issuer shall, as between (i) the Swingline Lender, the Revolving Credit Lenders, the Issuing Bank and the Existing Trade L/C Issuer, on the one hand, and (ii) the Tranche A Term Loan Lenders and the Tranche B Term Loan Lenders, on the other hand, first be entitled to receive payment in full in cash of all of the Obligations remaining unpaid in connection with the (A) Swingline Loans, if any, (B) the Revolving Credit Loans and the Revolving Credit Commitment (including any interest that




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accrues during the pendency of any Insolvency Proceeding, whether or not the
Swingline Lender or the Revolving Credit Lenders are authorized under the Bankruptcy Code (or other Applicable Law) to collect such interest from any Credit Party), (C) the Letter of Credit Obligations, and (D) the Existing Trade L/C Obligations before the Tranche A Term Loan Lenders or the Tranche B Term Loan Lenders shall be entitled to receive any payment on account of the Tranche A Obligations or the Tranche B Obligations, as the case may be, whether as principal, interest or otherwise; and any payment by, or distribution of the assets of, such Credit Party of any kind or character, whether in cash, property or securities, to which the Tranche A Term Loan Lenders or the Tranche B Term Loan Lenders, as the case may be, would be entitled except for the provisions of the immediately preceding clause above, shall be paid directly to the Swingline Lender, the Revolving Credit Lenders, the Issuing Bank and the Existing Trade L/C Issuer, on a pro rata basis, or, upon receipt by the Tranche A Term Loan Lenders or the Tranche B Term Loan Lenders, as the case may be, be held in trust for the Swingline Lender, the Revolving Credit Lenders, the Issuing Bank and the Existing Trade L/C Issuer and promptly paid or delivered directly to the Collateral Agent for the benefit of the Swingline Lender, the Revolving Credit Lenders, the Issuing Bank and the Existing Trade L/C Issuer to the extent necessary to make payment in full in cash of all of the Obligations remaining unpaid in connection with the Swingline Loans, if any, the Revolving Credit Loans, the Letter of Credit Obligations and the Existing Trade L/C Obligations, after giving effect to any concurrent payment or distribution to the Swingline Lender in respect of the outstanding Swingline Loans, the Revolving Credit Lenders in respect of the outstanding the Revolving Credit Loans, the Issuing Bank in respect of the Letter of Credit Obligations and the Existing Trade L/C Issuer in respect of Existing Trade L/C Obligations.

                  (b) In the event all of the Swingline Loans, the Revolving Credit Loans, the Letter of Credit Obligations and the Existing Trade L/C Obligations shall have been satisfied in full, upon any Insolvency Proceedings commenced by or against any Credit Party or its property: the holders of Tranche A Obligations shall, as between the Tranche A Term Loan Lenders and the Tranche B Term Loan Lenders, first be entitled to receive payment in full in cash of the Obligations remaining unpaid in connection with the Tranche A Obligations (including any interest that accrues during the pendency of any Insolvency Proceeding, whether or not the Tranche A Term Lenders are authorized under the Bankruptcy Code (or other Applicable Law) to collect such interest from any Credit Party) before the Tranche B Term Loan Lenders shall be entitled to receive any payment on account of the Tranche B Obligations, whether as principal, interest or otherwise; and any payment by, or distribution of the assets of, such Credit Party of any kind or character, whether in cash, property or securities, to which the Tranche B Term Loan Lenders, would be entitled except for the provisions of the immediately preceding clause above, shall be paid directly to the Tranche A Term Loan Lenders or, upon receipt by the Tranche B Term Loan Lenders, be held in trust for the Tranche A Term Loan Lenders and promptly paid or delivered directly to the Collateral Agent for the benefit of the Tranche A Term Loan Lenders to the extent necessary to make payment in full in cash of all of the Obligations remaining unpaid in connection with the Tranche A Obligations, after giving effect to any concurrent payment or distribution to the Tranche A Term Loan Lenders in respect of the outstanding Tranche A Obligations.




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                  Section 4. Certain Agreements With Respect to Bankruptcy or
Insolvency Proceedings; Reinstatement. (a) Upon any Insolvency Proceeding commenced by or against any Credit Party or its property, each Tranche B Term Loan Lender, shall not, so long as any Swingline Loans, Revolving Credit Loans or Tranche A Obligations are outstanding, (i) seek in respect of any part of the Collateral or proceeds thereof or any Lien which may exist thereon any relief from or modification of the automatic stay as provided in Section 362 of the Bankruptcy Code or seek or receive or accept any form of adequate protection under either or both of Sections 362 and 363 of the Bankruptcy Code with respect thereto except replacement liens junior to the Liens securing the Swingline Loans, if any, the Revolving Credit Loans, the Letter of Credit Obligations, the Existing Trade L/C Obligations and the Tranche A Obligations, the accrual (but not the current payment) of interest by the holders of the Tranche B Term Loans, the accrual (but not the current payment) of letter of credit fees in respect of the Tranche B Portion of the HSBC China L/C and the current payment of out-of-pocket expenses, including fees and disbursements of counsel and other professional advisors, incurred by the Administrative Agent for the holders of the Tranche B Term Loans in accordance with the Credit Agreement (which the holders of the Tranche B Obligations agree will constitute adequate protection of their claims and interests), (ii) oppose or object to any adequate protection sought by or granted to any holder of Swingline Loans, if any, Revolving Credit Loan, the Letter of Credit Obligations, the Existing Trade L/C Obligation or Tranche A Obligations, including, but not limited to, adequate protection sought in connection with the use of cash collateral or post-petition financing under Sections 362, 363 or 364 of the Bankruptcy Code, (iii) oppose or object to the use of cash collateral by a Credit Party that is consented to by the Required Secured Parties, (iv) oppose or object to any post-petition financing (including any debtor-in-possession financing) provided by any of the Revolving Credit Lenders or Tranche A Term Loan Lenders or provided by a third party pursuant to
Section 364 of the Bankruptcy Code (including on a priming basis) that is consented to by the Required Secured Parties, (v) oppose or object to or withhold consent from the disposition of assets by any Credit Party under
Section 363(b) of the Bankruptcy Code that is consented to by the Required Secured Parties, (vi) oppose, object to, or vote against any plan of reorganization or disclosure statement the terms of which are consistent with the rights of the Issuing Bank, the Revolving Credit Lenders, the Existing Trade L/C Issuer or Tranche A Term Loan Lenders under the Credit Agreement, the Security Documents, the Existing Trade L/Cs, the Existing Standby L/Cs or this Agreement, (vii) oppose or object to the determination of the extent of any Liens held by Collateral Agent for the benefit of the Swingline Lender, the Revolving Credit Lenders, the Issuing Bank, the Existing Trade L/C Issuer and the Tranche A Term Loan Lenders or the value of any claims of the Swingline Lender, the Revolving Credit Lenders, the Issuing Bank, the Existing Trade L/C Issuer or the Tranche A Term Loan Lenders under Section 506(a) of the Bankruptcy Code, or (viii) oppose or object to the payment of interest and expenses as provided under Sections 506(b) and (c) of the Bankruptcy Code to the Swingline Lender, the Revolving Credit Lenders, the Issuing Bank, the Existing Trade L/C Issuer or the Tranche A Term Loan Lenders.

                  (b) In the event that any of the Swingline Loans, if any, the Revolving Credit Loans, the Letter of Credit Obligations, the Existing Trade L/C Obligations or the Tranche A Obligations, as the case may be, shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including, but not limited to, an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of Sections 2, 3, 4 and 5 hereof shall be fully applicable until all of the Obligations in connection with the Swingline Loans, if any, the Revolving Credit Loans, the Letter of Credit Obligations, the Existing Trade L/C Obligations and the Tranche A Obligations shall again have been paid in full in cash.

                  (c) Except as otherwise provided in Sections 2, 3, 4 or 5 hereof, so long as no Event of Default has occurred and is continuing, holders of Tranche A Obligations and Tranche B Obligations may accept and retain any regularly scheduled installment of interest (including any installment of interest which is capitalized rather than paid in cash when due in accordance with the terms of the Credit Agreement) or letter of credit fees or regularly scheduled installment of principal (including any scheduled amortization payments) as and when due and payable to holders of Tranche A Obligations and Tranche B Obligations, as the case may be, under the Credit Agreement.

                  (d) Except as otherwise provided in Sections 2, 3, 4 or 5 hereof, and subject to Section 2.10(b) of the Credit Agreement, so long as no Event of Default has occurred and is continuing, holders of Tranche A Obligations and Tranche B Obligations may accept and retain any prepayments of principal made by the Borrower in accordance with the terms of the Credit Agreement to holders of Tranche A Obligations and Tranche B Obligations under the Credit Agreement.

                  Section 5. Collateral Account; Distributions. (a) Upon the receipt by the Collateral Agent of a Notice of Default, at the direction of the Required Secured Parties, there shall be established and, at all times thereafter until this Agreement shall have terminated, there shall be maintained with the Collateral Agent at the office of the Collateral Agent, an account which shall be entitled the "ONEIDA Collateral Account" (the "Collateral Account"). All moneys which are required by this Agreement, the Credit Agreement or the Security Documents to be delivered to the Collateral Agent while a Notice of Default is in effect or which are received by the Collateral Agent or any agent or nominee of the Collateral Agent in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Agreement, the Credit Agreement or the Security Documents or otherwise, while a Notice of Default is in effect, shall be deposited in the Collateral Account and thereafter shall be held by the Collateral Agent as part of the Collateral and applied in accordance with the terms of this Agreement. Upon the cancellation of any Notice of Default pursuant to Section 6(b)(ii) hereof, the Collateral Agent shall (subject to the first sentence of Section 5(d) hereof) promptly cause all funds on deposit in the Collateral Account to be paid over to the Borrower except as may otherwise be required pursuant to the Credit Agreement.

                  (a) All right, title and interest in and to the Collateral Account shall vest in the Collateral Agent, and funds on deposit in the Collateral Account shall constitute part of the Collateral. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent in accordance with the terms hereof.

                  (b) The Collateral Agent shall invest and reinvest monies on deposit in the Collateral Account at any time upon the written instructions of the Required Secured Parties in

Cash Equivalents. All such investments and the interest and income received thereon and the net proceeds realized on the sale thereof shall be held in the Collateral Account as part of the Collateral and shall be treated in the same manner as provided in Section 5 hereof.

                  (c) The Collateral Agent shall have the right (pursuant to Section 20 hereof) at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Collateral Agent Fees. All remaining money held by the Collateral Agent in the Collateral Account or received by the Collateral Agent while a Notice of Default is in effect shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 5), be distributed by the Collateral Agent in the following order of priority:

                  First: to the Collateral Agent for any unpaid Collateral Agent Fees; provided, however, that nothing herein is intended to relieve the Borrower of its obligations to pay such costs, fees, expenses or liabilities from funds other than funds deposited into the Collateral Account or funds representing proceeds of the Collateral;

                  Second: to the Administrative Agent, for the payment of all reasonable costs, expenses and disbursements of the Administrative Agent payable in accordance with the terms of the Credit Agreement, provided, however, that nothing herein is intended to relieve the Borrower of its obligations to pay such costs, fees, expenses or liabilities from funds other than funds deposited into the Collateral Account or funds representing proceeds of the Collateral, and, thereafter, to be applied to any amounts payable to JPMorgan Chase Bank or any Lender in connection with any bank account maintained by the Borrower or any other Credit Party at JPMorgan Chase Bank or any Lender or in connection with any other banking services provided the Borrower or any other Credit Party by JPMorgan Chase Bank or any Lender;

                  Third: for the payment on a pro rata basis of (i) interest on the Swingline Loans and, if any, the Revolving Credit Loans and any Commitment Fees then Outstanding and (ii) all reasonable costs, expenses and disbursements of the Swingline Lender, the Revolving Credit Lenders and the Issuing Bank payable in accordance with the terms of the Credit Agreement and the Existing Trade L/C Issuer payable in accordance with the Existing Trade L/Cs;

                  Fourth: for the payment on a pro rata basis of (i) the unpaid principal amount of the Swingline Loans, if any, then Outstanding, (ii) the unpaid principal amount of all Revolving Credit Loans then Outstanding, (iii) the Letter of Credit Obligations and (iv) the Existing Trade L/C Obligations;

                  Fifth: for the payment on a pro rata basis of (i) interest on the Tranche A Term Loans then Outstanding, (ii) all reasonable costs, expenses and disbursements of the Tranche A Term Loan Lenders payable in accordance with the terms of the Credit Agreement and (iii) letter of credit fees payable to the Existing Standby L/C Issuers in accordance with the Existing Standby L/Cs (it being understood that any amount paid in respect of the HSBC China L/C shall be limited to the letter of credit fees in respect of the Tranche A Portion of the HSBC China L/C);

                  Sixth: for the payment on a pro rata basis of (i) the unpaid principal amount of the Tranche A Term Loans then Outstanding and (ii) the Existing Tranche A Standby L/C Obligations;

                  Seventh: for the payment on a pro rata basis of (i) interest on the Tranche B Term Loans then Outstanding, (ii) all reasonable costs, expenses and disbursements of the Tranche B Term Loan Lenders payable in accordance with the terms of the Credit Agreement and (iii) letter of credit fees payable to HSBC in accordance with the HSBC China L/C (it being understood that any amount paid in respect of such letter of credit shall be limited to the letter of credit fees in respect of the Tranche B Portion of the HSBC China L/C);

                  Eighth: for the payment on a pro rata basis of (i) the unpaid principal amount of the Tranche B Term Loans then Outstanding and (ii) the Tranche B Portion of the HSBC China L/C Obligations; and

                  Ninth: any surplus then remaining shall be paid to the Borrower or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  Notwithstanding the foregoing contained in the paragraphs enumerated Fourth, Sixth and Eighth above, in the event that there is any L/C Exposure or undrawn Existing Trade L/Cs or Existing Standby L/Cs remain undrawn at such time as the Collateral Agent distributes proceeds of Collateral hereunder or proceeds from certain mandatory prepayments as required pursuant to
Section 2.11(e) of the Credit Agreement, no proceeds shall be paid by the Collateral Agent to the Issuing Bank, the Existing Trade L/C Issuer or the Existing Standby L/C Issuers on account of such Letters of Credit, Existing Trade L/Cs or Existing Standby L/Cs, respectively (such Issuing Bank, Existing Trade L/C Issuer and Existing Standby L/C Issuers hereafter referred to as the "Issuer"), and the portion of such proceeds that would otherwise be payable to such Issuer in accordance with the priorities herein shall be held in trust by the Collateral Agent for the benefit of such Issuer until and unless the Collateral Agent receives written notice from such Issuer that either (i) such Letter of Credit, Existing Trade L/C or Existing Standby L/C, as the case may be, has expired or has been canceled or replaced without any draw made thereunder, and all fees and other amounts payable by the Borrower or any of its Subsidiaries in respect of such Letter of Credit, Existing Trade L/C or Existing Standby L/C as the case may be, have been paid in full, or (ii) (A) a draw was made under such Letter of Credit, Existing Trade L/C or Existing Standby L/C, as the case may be, and such draw has not been reimbursed by the Borrower, or (B) no draw was made under such Letter of Credit, Existing Trade L/C or Existing Standby L/C, as the case may be, prior to its expiration but the Issuer is owed fees or other amounts thereunder from the Borrower or any of its Subsidiaries, in each case together with a statement of the aggregate amount of such payments and any fees and amounts otherwise due from the Borrower or any of its Subsidiaries to such Issuer in respect of such Letter of Credit, Existing Trade L/C or Existing Standby L/C, as the case may be. Each such Issuer hereby agrees to provide such written notice to the Collateral Agent as soon as practicable following the occurrence of any event set forth in the preceding sentence. Nothing contained in this paragraph shall delay, prevent or restrict any payment of proceeds to an Issuer in respect of payments made by such Issuer pursuant to any L/C Exposure, Existing Trade L/C or Existing Standby L/C that have not been reimbursed by or on behalf of the Borrower or any of its Subsidiaries, as the case may be.

                  If the Collateral Agent receives written notice pursuant to clause (i) of the preceding paragraph, (A) in the event an Event of Default has occurred and be continuing at the time such notice is received, the Collateral Agent shall pay all amounts otherwise allocable to such Issuer to the other Secured Parties, pursuant to the priorities set forth in this Section 5(d), or
(B) in the event no Event of Default shall have occurred and be continuing at the time such notice is received, the Collateral Agent shall pay all amounts otherwise allocable to such Issuer to the other Secured Parties, pursuant to the priorities set forth in the Credit Agreement for the Obligations owing to each such other Secured Party, to the extent that they were not previously repaid in full. If the Collateral Agent receives written notice pursuant to clause (ii) of the preceding paragraph, the Collateral Agent shall pay the Issuer giving such written notice the amounts held in trust up to the amount owed to such Issuer and the remaining proceeds in excess of the amount owed to such Issuer, if any, shall be paid (A) in the event an Event of Default has occurred and be continuing at such time, to the other Secured Parties pursuant to the priorities set forth in this Section 5(d) or (B) in the event no Event of Default shall have occurred and be continuing at such time, to the Secured Parties pursuant to the priorities set forth in the Credit Agreement.

                  (d) In making the determinations and allocations required by
Section 5(d) hereof, the Collateral Agent may rely upon information supplied by the Administrative Agent as to the amounts payable with respect to the Swingline Loans, if any, the Revolving Credit Loans, the Letter of Credit Obligations, the Existing Trade L/C Obligations, the Tranche A Obligations and the Tranche B Obligations , and the Collateral Agent shall have no liability to the Credit Parties or any of the Secured Parties for actions taken in reliance on such information. The Collateral Agent shall supply copies of such information to the Borrower promptly upon receipt thereof. All distributions made by the Collateral Agent pursuant to Section 5(d) hereof shall be (subject to any decree of any court of competent jurisdiction) final, and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent.

                  (e) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Collateral Agent's security interest under any of the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then Outstanding, the Collateral Agent shall nonetheless apply the proceeds of the Collateral for the benefit of the Secured Parties in the proportions and subject to the priorities specified herein.

                  (f) Each party to this Agreement acknowledges that, notwithstanding that the Amended and Restated Mortgage do not secure the Obligations relating to the Swingline Loans, the Revolving Credit Loans and the Letter of Credit Obligations or the Existing Trade L/C Obligations, any proceeds obtained from the sale or disposition of any real property which is subject to any Amended and Restated Mortgage shall be distributed in accordance with Sections 2, 3, 4 and 5 of this Agreement as if the Amended and Restated Mortgages secured the Obligations relating to the Swingline Loans, the Revolving Credit Loans and the Letter of Credit Obligations and the Existing Trade L/C Obligations.

                  Section 6. Appointment As Collateral Agent; Notice of Default; Enforcement.

                  (a) The Collateral Agent has been appointed to act as collateral agent hereunder for the Secured Parties pursuant to each of the Security Documents. The Secured Parties hereby appoint and authorize the Collateral Agent to act as their agent in enforcing their respective rights in respect of the Collateral and administering the Collateral in accordance with the terms and provisions of this Agreement.

                  (b) Upon receipt by the Collateral Agent of a Notice of Default from the Administrative Agent, the Collateral Agent shall promptly notify the Borrower of the receipt of such Notice of Default and the contents thereof. So long as such Notice of Default is in effect, the Collateral Agent may exercise the rights and remedies provided in this Agreement and in the Security Documents subject to the direction of the Required Secured Parties as provided herein and therein.

                           (i) A Notice of Default shall become effective upon receipt thereof by the Collateral Agent. A Notice of Default, once effective, shall remain in effect unless and until it is canceled as provided in Section 6(b)(ii) hereof.

                           (ii) The Administrative Agent shall be entitled and, upon an Event of Default's ceasing to continue, obligated to cancel such Notice of Default by delivering a written notice of cancellation to the Collateral Agent. The Collateral Agent shall promptly notify the Borrower as to the receipt and contents of any such notice of cancellation of any Notice of Default and shall (subject to the first sentence of Section 5(d) hereof) promptly cause all funds on deposit in the Collateral Account to be paid over to the Borrower.

                  (c) If a Notice of Default is in effect, the Collateral Agent, subject to the provisions of Section 6(e)(i) hereof, shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and the Security Documents and (ii) may either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

                  (d) All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of the Security Documents as though set forth in full therein and all of the powers, remedies and rights of the Collateral Agent as set forth in the Security Documents may be exercised from time to time in accordance with the terms herein and therein provided.

                  (e) The Required Secured Parties shall have the right, by one or more instruments in writing executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Agent, or of exercising any trust or power conferred on the Collateral Agent, or the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this

Agreement or the Security Documents; provided, that (i) such direction shall not conflict with the provisions of any Applicable Law or of this Agreement or of the Security Documents and (ii) the Collateral Agent shall be adequately secured and indemnified as provided in Section 22(c) hereof. Nothing in this Section 6(e) shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with a direction of the Required Secured Parties or the terms of this Agreement. In the absence of such direction, the Collateral Agent shall have no duty to take or refrain from taking any action unless explicitly required herein.

                  (f) The Collateral Agent may at any time request directions from the Required Secured Parties as to any course of action or other matter relating hereto and shall be fully protected in acting upon such direction from the Required Secured Parties.

                  Section 7. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Agent herein, in the Credit Agreement, or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Security Documents or now or hereafter existing at law or in equity or by statute.

                  (b) No delay or omission by the Collateral Agent to exercise any right, remedy or power hereunder or under the Security Documents shall impair any such right, remedy or power or shall be construed to be a waiver thereof or an acquiescence to any such creditor, and every right, power and remedy given by this Agreement or the Security Documents to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

                  (c) If the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or the Security Documents and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then the Credit Parties, the Collateral Agent and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and under the Security Documents with respect to the Collateral and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

                  (d) All rights of action and of asserting claims upon or under this Agreement and the Security Documents may be enforced by the Collateral Agent without the possession of any of the Security Documents or any instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Agent shall be, subject to Sections 14 and 25(b)(ii) hereof, brought in its name as Collateral Agent and any recovery of a judgment shall be held as part of the Collateral.

                  Section 8. Waiver and Estoppel. (a) Each of the Credit Parties agrees, to the extent it may lawfully do so, that it will not, at any time in any manner whatsoever, claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Security Documents and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Agent in this Agreement or the Security Documents but will suffer and permit the execution of every such power as though no such law were in force.

                  (b) Each of the Credit Parties waives and releases, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including without limitation, any and all subsequent creditors, vendees, assignees and lienors, all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted herein or in the Security Documents or pursuant to judicial proceedings or upon foreclosure or any enforcement of this Agreement or the Security Documents and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety or in separate lots or parcels.

                  (c) Each of the Credit Parties waives, to the extent it may lawfully do so, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under the Security Documents) in connection with this Agreement and the Security Documents and any action taken by the Collateral Agent with respect to the Collateral.

                  Section 9. Limitation on Collateral Agent's Duties in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in the Security Documents and to account to the Secured Parties and the Credit Parties for moneys and other property received by it hereunder or under the Security Agreements, the Collateral Agent shall not have any duty to the Credit Parties or to the Secured Parties as to any Collateral in the possession or control of the Collateral Agent or any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                  Section 10. Limitation by Law. All rights, remedies, powers and waivers provided by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Applicable Law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or any Security Document invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under provisions of any Applicable Law.

                  Section 11. Rights of Secured Parties under the Credit Agreement. Notwithstanding any other provision of this Agreement or the Credit Agreement, as between each Secured Party on the one hand and the Borrower on the other hand, the right of such Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the Credit Agreement or other instrument evidencing, or agreement governing, a Secured Obligation, and to institute suit against any Credit Party for the enforcement of such payment on or after such due date, and the obligation of the Credit Parties to pay such Secured Obligation when due, in each case in accordance with the terms of the Credit Agreement, shall not be impaired or affected by this Agreement.

                  Section 12. Delegation of Duties. The Collateral Agent may execute any of the powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, who may include officers and employees of the Borrower; provided, that the Collateral Agent shall so execute and perform any such duty by or through such Person (including the Administrative Agent) as the Required Secured Parties may direct. The Collateral Agent shall be entitled to the advice of counsel selected by the Collateral Agent concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without bad faith, gross negligence or willful misconduct.

                  Section 13. Reliance by Collateral Agent. (a) Whenever in the administration of this Agreement or the Security Documents the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Agent taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of the Borrower delivered to the Collateral Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted in reliance thereon in compliance with the Agreement, the Security Documents and the Credit Agreement, subject, however, to the provisions of Section 14 hereof.

                  (b) The Collateral Agent may consult with counsel, accountants, or other experts, and any opinion of counsel or opinion of accountants or other experts shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under the Security Documents in accordance therewith. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement and the Security Documents from any court of competent jurisdiction.

                  (c) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its bad faith, gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent which conform to the requirements of this Agreement or the Security Documents.

                  (d) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Agreement (including, without limitation, Section 5(d) hereof) and the Security Documents unless the Collateral Agent shall have been provided security and indemnity, in each case satisfactory to it, against the costs, expenses and liabilities which may be incurred by it in connection therewith, including such reasonable advances as may be requested by the Collateral Agent.

                  (e) Upon any application or demand by the Borrower to the Collateral Agent to take or permit any action under any of the provisions of this Agreement or the Security Documents, the Collateral Agent may require that the Borrower furnish to the Collateral Agent a certificate of an Authorized Officer (as defined in the Credit Agreement) stating that all conditions precedent, if any, provided for in this Agreement, in the Security Documents or in any the Credit Agreement relating to the proposed application or demand have been satisfied.

                  (f) In any case in which the Collateral Agent shall be required or permitted to determine whether any proceeds of the sale or other disposition of any property shall be allocated to the Collateral Account, or otherwise to make any determination as to the extent to which the lien of
Section 20 hereof or the Security Documents secures any Secured Obligations, the Collateral Agent is authorized, at the cost and expense of the Borrower and without any direction from, or requirements for consent of or authorization by, any Secured Party, to institute proceedings in a court of competent jurisdiction for the obtaining of any authoritative determination of such matter. If the Collateral Agent institutes any such proceeding, it shall give prompt written notice thereof to the Administrative Agent.

                  Section 14. Limitations and Duties of Collateral Agent. (a) The Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Agreement or the Security Documents against the Collateral Agent. If and so long as a Notice of Default is in effect, the Collateral Agent may, subject to the provisions of Section 6(b) hereof, exercise the rights and powers vested in it by this Agreement and the Security Documents, and the Collateral Agent shall not be liable with respect to any action taken by it, or omitted to be taken by it, in accordance with the direction of the Required Secured Parties.

                  (b) Except as herein otherwise expressly provided, the Collateral Agent shall not be under any obligation to take any action which is discretionary with the Collateral Agent under the provisions hereof or of the Security Documents except upon the written direction of the Required Secured Parties. Upon written request by the Administrative Agent, the Collateral Agent shall make available for inspection and copying by the Administrative Agent each certificate or other paper furnished to the Collateral Agent by the Borrower under or in respect of this Agreement, the Security Documents or the Collateral.

                  (c) No provision of this Agreement or of the Security Documents shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be legally unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or imposes a tax on the Collateral Agent by reason thereof.

                  Section 15. Moneys to be Held in Trust. All moneys received by the Collateral Agent under or pursuant to any provision of this Agreement or the Security Documents (except Collateral Agent Fees) shall be held in trust for the purposes for which they were paid or are held and shall be subject to distribution in accordance with the terms hereof.

                  Section 16. Delivery of Secured Documents. On or before the time of the making of the Loans pursuant to the Credit Agreement, the Borrower shall deliver to the Collateral Agent a true and complete copy of the Credit Agreement as in effect at such time. The Borrower shall deliver to the Collateral Agent, promptly upon the execution thereof, a true and complete copy of any amendment, modification or supplement to the Credit Agreement, entered into after such time.

                  Section 17. Information as to the Secured Parties and Administrative Agent. The Borrower shall promptly deliver to the Collateral Agent, from time to time upon request of the Collateral Agent, a list setting forth as of a date not more than 30 days prior to the date of such delivery, the amount and type of the Outstandings under the Credit Agreement.

                  Section 18. Compensation; Expenses. The Borrower agrees to pay to the Collateral Agent, from time to time upon demand, (i) the collateral monitoring fee referred to in the Fee Letter and (ii) all of the reasonable fees, costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel, accountants, financial advisors or other experts as the Collateral Agent may elect to retain in the exercise of its reasonable judgment) (A) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and the Security Documents or the enforcement of any of the provisions hereof or thereof or (B) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition or the custody or release of Collateral pursuant to the Security Documents and the preservation, protection or defense of the Collateral Agent's rights under this Agreement and the Security Documents and in and to the Collateral.

                  Section 19. Indemnification. The Borrower agrees to pay, indemnify, and hold the Collateral Agent and its directors, officers, employees and agents (together, the "Indemnified Parties") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including without limitation, the reasonable fees and disbursements of counsel) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Security Documents, unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by the final judgment of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of the Indemnified Parties. In any suit, proceeding or action brought by the Collateral Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof or of any of the Security Documents or this Agreement, each of the Credit Parties will save, indemnify and keep the Indemnified Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Credit

Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Credit Party, and all such obligations of such Credit Party shall be and remain enforceable against and only against such Credit Party and shall not be enforceable against the Collateral Agent.

                  Section 20. Collateral Agent's Lien. Notwithstanding anything to the contrary in this Agreement, as security for the payment of Collateral Agent Fees (i) the Collateral Agent is hereby granted a lien upon all the Collateral and other property and funds held or collected by the Collateral Agent hereunder and (ii) the Collateral Agent shall have the right to use and apply any of the funds held by the Collateral Agent in the Collateral Account to cover such Collateral Agent Fees; provided, that the foregoing is not intended to relieve the Borrower of its obligation to pay such Collateral Agent Fees.

                  Section 21. Releases. (a) Sales or other dispositions of Collateral which are permitted by the Credit Agreement shall be permitted hereunder. The cancellation and satisfaction of all or any part of the Credit Agreement shall be without prejudice to the rights of the Collateral Agent to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

                  (b) Sales or other dispositions of Collateral which are prohibited by the Credit Agreement shall require the written consent of the Collateral Agent. Such consent shall be given by the Collateral Agent at the direction of the Required Lenders (as defined in the Credit Agreement).

                  Section 22. Exculpatory Provisions. (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein or in the Security Documents, all of which are made solely by the Credit Parties. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Credit Parties thereto or as to the security afforded by this Agreement or the Security Documents, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, the Security Documents or the Secured Obligations, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that if the Collateral Agent takes possession of any Collateral, the Collateral Agent shall use reasonable care in the preservation of the Collateral in its possession.

                  (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Credit Parties of any of the covenants or agreements contained herein, in the Security Documents or in the Credit Agreement. Whenever it is necessary, or in the reasonable opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Secured Obligations then held by Secured Parties, the Collateral Agent may rely on a certificate of the Administrative Agent.

                  (c) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or the Security Documents if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax, or would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case which results from the taking of such action under this Agreement or the Security Documents or (ii) would subject the Collateral Agent to in personam jurisdiction in any location where it is not then so subject.

                  (d) Notwithstanding any other provision of this Agreement, the Collateral Agent shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement or the Security Documents except for its own gross negligence, bad faith or willful misconduct.

                  (e) The Collateral Agent shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Agent hereunder, and may accept deposits from, lend money to and generally engage in any kind of banking or trust business with the Credit Parties as if it were not the Collateral Agent.

                  (f) Subject to the provisions of this Agreement and the Security Documents concerning the Collateral Agent's duty of care with respect to Collateral in the Collateral Agent's possession, the Collateral Agent shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in accordance with this Agreement or any Security Documents (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for those arising out of or in connection with the Collateral Agent's gross negligence, bad faith or willful misconduct.

                  Section 23. Resignation of the Collateral Agent. (a) The Collateral Agent may at any time, by giving written notice to the Borrower and the Administrative Agent, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the earlier to occur of (i) the appointment of a successor Collateral Agent by the Required Secured Parties and the acceptance of such appointment by such successor Collateral Agent and (ii) the passage of 60 days from the giving of such written notice.

                  (b) If at any time the Collateral Agent shall resign, a successor Collateral Agent may be appointed by the Required Secured Parties, and the powers, duties, authority and title, of the predecessor Collateral Agent shall be terminated and canceled without any formality (except as may be required by applicable law) other than appointment and designation of a successor by the Required Secured Parties in writing duly acknowledged and delivered to the predecessor. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Required Secured Parties, the Credit

Parties or the successor Collateral Agent execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Security Documents and shall deliver all Collateral held by it or its agents to such successor Collateral Agent. Should any deed, conveyance or other instrument in writing from the Credit Parties be required by any successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by the Credit Parties. If the Credit Parties shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Collateral Agent to do so, or if a Notice of Default is in effect, the predecessor Collateral Agent may execute the same on behalf of the Credit Parties. The Credit Parties hereby appoint any predecessor Collateral Agent as their agent and attorney to act for them as provided in the preceding sentence.

                  Section 24. Status of Successor Collateral Agent. Every successor Collateral Agent appointed pursuant to Section 23 hereof shall be a bank or trust company in good standing and having power to act as Collateral Agent hereunder, shall be incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $250,000,000.00, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the duties hereunder upon reasonable or customary terms.

                  Section 25. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to the Credit Parties, the Collateral Agent or the Administrative Agent shall be given in writing (including telecopy or similar writing) and shall be addressed at its address specified on the signature pages hereof or any other address designated by notice given in accordance with this Section 25 to the party sending such communication. Each such notice, request or other communication shall be effective and deemed received (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature pages hereof, (ii) if given by mail, the fifth Business Day after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified on the signature pages hereof; provided, that any notice, request or demand to the Collateral Agent shall not be effective until actually received by the Collateral Agent at the office designated by it pursuant to this Section 25.

                  Section 26. No Waivers. No failure on the part of the Collateral Agent, the Administrative Agent, or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or the Security Documents shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  Section 27. Amendments, Supplements and Waivers. (a) The Administrative Agent, the Collateral Agent, the Borrower and the Guarantors may, at any time and from time to time, with the written consent of Required Secured Parties, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or changing in any manner the rights of the Collateral Agent, the Secured Parties or the Credit Parties hereunder. Any such supplemental agreement shall be binding upon the Credit Parties, the Administrative Agent, the Secured Parties and the Collateral Agent and their respective successors.

                  (b) Without the consent of the Secured Parties, the Collateral Agent and any of the Credit Parties may, at any time and from time to time, enter into one or more additional Security Documents or one or more agreements supplemental hereto or to the Security Documents, in form satisfactory to the Collateral Agent, (i) to add to the covenants of the Credit Parties for the benefit of the Secured Parties or to surrender any right or power herein conferred upon the Credit Parties, (ii) to grant to the Collateral Agent any property or assets as additional security for the Secured Obligations, or (iii) to cure any ambiguity, to correct or supplement any provision herein or in the Security Documents which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which other provision shall not be inconsistent with any provision hereof; provided, however, that any such action contemplated by this clause (iii) shall not adversely affect the interests of the Secured Parties.

                  Section 28. Headings. Headings of Sections and subsections have been included herein and in the Security Documents for convenience only and should not be considered in interpreting this Agreement or the Security Documents.

                  Section 29. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable the remainder of such provision in any other jurisdiction.

                  Section 30. Encore Dissolution. The parties hereto acknowledge and agree that upon the dissolution of Encore Promotions, Inc., as permitted by the terms of the Credit Agreement, such entity shall no longer be a party to this Agreement.

                  Section 31. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, the Security Documents or any Collateral.

                  Section 32. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without reference to conflict of laws principles.

                  Section 33. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature thereto.

                  Section 34. Termination. (a) Upon (i) receipt by the Collateral Agent of satisfactory evidence that all the Secured Obligations have been paid, the commitments under the Credit Agreement have terminated in their entirety and no Letter of Credit (as defined in the Credit Agreement) is outstanding and (ii) payment in full of all Collateral Agent Fees, the security interest created by Section 20 hereof and by the Security Documents shall terminate forthwith (along with this Agreement) and all right, title and interest of the Collateral Agent in and to the Collateral shall revert to the Credit Parties and their successors and assigns; provided, that the provisions of Sections 18 and 19 shall not be affected by any such termination.

                  (b) Upon the termination of the Collateral Agent's security interest and the release of the Collateral in accordance with this Section 33, the Collateral Agent will promptly at the Borrower's written request and expense, (i) execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of such security interest or the release of the Collateral and (ii) deliver or cause to be delivered to the Credit Parties all property of the Credit Parties then held by the Collateral Agent or any agent thereof.

                  Section 35. Interpleader. If at any time the Collateral Agent determines it to be appropriate, the Collateral Agent may commence an action in interpleader in order to obtain a judicial resolution of the relevant issues which are in dispute. Such interpleader action shall be brought in the state or federal courts located in the State of New York unless the Collateral Agent is advised by independent counsel retained by the Collateral Agent that, due to the pendency of an action in another jurisdiction with respect to which the Collateral Agent is a party and which relates to this Agreement, the Security Documents or the Collateral, such action should be brought in such other jurisdiction.

                  Section 36. Consent of Credit Parties. Each of the Credit Parties hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of Credit Parties under the Security Documents will in no way be diminished or otherwise affected by such provisions and arrangements.

                  Section 37. Further Assurances. Each of the parties hereto agrees to execute such amendments to financing statements and other documents as may be necessary to reflect of record the existence of this Agreement and the relative priorities established pursuant to Sections 2, 3,4 and 5 hereof.

                  Section 38. Defects Waived. This Agreement is effective notwithstanding any defect in the validity or enforceability of any instrument or document at any of the Security Documents.

                  Section 39. Additional Documentation. Each party to this Agreement shall execute and deliver to the Collateral Agent such further instruments and shall take such further action as the Collateral Agent may reasonably request from time to time in order to carry out the provisions and intent of this Agreement.

                  Section 40. JURY TRIAL WAIVER. IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONCERNED WITH THIS AGREEMENT OR THE PRIORITIES OF THE SECURED PARTIES UNDER THE CREDIT AGREEMENT, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT BY APPLICABLE LAW, ALL RIGHTS TO A TRIAL BY JURY.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        BORROWER:

                                        ONEIDA LTD.

                                        By:  /s/ PETER J. KALLET
                                             -------------------
                                             Name: Peter J. Kallet
                                             Title: Chief Executive Officer

                                               163-181 Kenwood Avenue
                                               Oneida, NY 13421
                                               Attention: Catherine Suttmeier

                                        GUARANTORS:

                                        BUFFALO CHINA, INC.

                                        By:  /s/ PETER J. KALLET
                                             -------------------
                                             Name:  Peter J. Kallet
                                             Title: Chief Executive Officer

                                               163-181 Kenwood Avenue
                                               Oneida, NY 13421
                                               Attention: Catherine Suttmeier

                                        THC SYSTEMS, INC.

                                        By: /s/ PETER J. KALLET
                                            -------------------
                                            Name:  Peter J. Kallet
                                            Title: Chief Executive Officer

                                              163-181 Kenwood Avenue
                                              Oneida, NY 13421
                                              Attention: Catherine Suttmeier

                                        ENCORE PROMOTIONS, INC.

                                        By:  /s/ PETER J. KALLET
                                             -------------------
                                             Name:  Peter J. Kallet
                                             Title: Chief Executive Officer

                                               163-181 Kenwood Avenue
                                               Oneida, NY 13421
                                               Attention: Catherine Suttmeier

                                        DELCO INTERNATIONAL, LTD.

                                        By:  /s/ PETER J. KALLET
                                             -------------------
                                             Name:  Peter J. Kallet
                                             Title: Chief Executive Officer

                                               163-181 Kenwood Avenue
                                               Oneida, NY 13421
                                               Attention: Catherine Suttmeier

                                        SAKURA, INC.

                                        By:  /s/ PETER J. KALLET
                                             -------------------
                                             Name:  Peter J. Kallet
                                             Title: Chief Executive Officer

                                               163-181 Kenwood Avenue
                                               Oneida, NY 13421
                                               Attention: Catherine Suttmeier

                                        KENWOOD SILVER COMPANY, INC.

                                        By:  /s/ PETER J. KALLET
                                             -------------------
                                             Name:  Peter J. Kallet
                                             Title: Chief Executive Officer

                                               163-181 Kenwood Avenue
                                               Oneida, NY 13421
                                               Attention: Catherine Suttmeier

                                        ONEIDA SILVERSMITHS, INC.

                                        By:  /s/ PETER J. KALLET
                                             -------------------
                                             Name:  Peter J. Kallet
                                             Title: Chief Executive Officer

                                               163-181 Kenwood Avenue
                                               Oneida, NY 13421
                                               Attention: Catherine Suttmeier

                                        ONEIDA FOOD SERVICE, INC.

                                        By:  /s/ PETER J. KALLET
                                             -------------------
                                             Name:  Peter J. Kallet
                                             Title: Chief Executive Officer

                                               163-181 Kenwood Avenue
                                               Oneida, NY 13421
                                               Attention: Catherine Suttmeier

                                        ONEIDA INTERNATIONAL, INC.

                                        By:  /s/ PETER J. KALLET
                                             -------------------
                                             Name:  Peter J. Kallet
                                             Title: Chief Executive Officer

                                               163-181 Kenwood Avenue
                                               Oneida, NY 13421
                                               Attention: Catherine Suttmeier

                              SECURED PARTIES:

                              JPMORGAN CHASE BANK
                              as Administrative Agent, Collateral Agent, Lender, Issuing Bank and Existing Trade L/C Issuer

                              By:  /s/ ROGER ODELL
                                   ---------------
                                   Name:  Roger Odell
                                   Title: Managing Director

                                     270 Park Avenue, 20th Floor
                                     New York, NY 10017
                                     Attention: Roger Odell

                              ANCHORAGE CAPITAL MASTER OFFSHORE,
                              LTD., as Lender
                              By: Anchorage Advisors, L.L.C., its advisor
                              By: Anchorage Advisors Management, L.L.C., its
                                  managing member

                              By:  /s/ ANTHONY DAVIS
                                   -----------------
                                   Name:  Anthony Davis
                                   Title: Member

                                     650 Madison Avenue, 26th Floor
                                     New York, NY 10022
                                     Attention: Anthony Davis

                              BANK OF AMERICA, NA, as Lender

                              By:  /s/ LAURA T. SWEET
                                   ------------------
                                   Name:  Laura T. Sweet
                                   Title: Assistance Vice President

                                     100 N. Tryon Street
                                     Charlotte, NC 28255-0001
                                     Attention: Toby Gilbert

                              BANK OF AMERICA, NA, as
                              Existing Standby L/C Issuer

                              By:  /s/ DANIEL D. BUTLER
                                   --------------------
                                   Name:  Daniel D. Butler
                                   Title: Vice President

                                   111 Westminster Street
                                   Mail Stop: RI1/102/16/01
                                   Providence, RI 02903
                                   Attention: Daniel D. Butler

                              BARCLAYS BANK PLC., as Lender

                              By:  /s/ STEVEN J. LANDZBERG
                                   -----------------------
                                   Name:  Steven J. Landzberg
                                   Title: Director

                                     200 Park Avenue
                                     New York, NY 10166
                                     Attention: Paul Lukaszewski

                              CARGILL FINANCIAL SERVICES
                              INTERNATIONAL, INC., as Lender

                              By:  /s/ KIRK OGREN
                                   --------------
                                   Name:  Kirk Ogren
                                   Title: Investment Manager

                              By:  /s/ PATRICK COOLEY
                                   ------------------
                                   Name:  Patrick Cooley
                                   Title: Cargill Value Investment

                                     12700 Whitewater Drive
                                     Mail Stop 144
                                     Minnetonka, MN 55343
                                     Attention: Kirk Ogren

                              FLEET NATIONAL BANK, as Lender

                              By:  /s/ DANIEL D. BUTLER
                                   --------------------
                                   Name:  Daniel D. Butler
                                   Title: Vice President

                                     111 Westminster Street
                                     Mail Stop: RI1/102/16/01
                                     Providence, RI 02903
                                     Attention: Daniel D. Butler

                              BANK OF AMERICA STRATEGIC
                              SOLUTIONS, INC., as Lender

                              By:  /s/ DANIEL D. BUTLER
                                   --------------------
                                   Name:  Daniel D. Butler
                                   Title: Vice President

                                     111 Westminster Street
                                     Mail Stop: RI1/102/16/01
                                     Providence, RI 02903
                                     Attention: Daniel D. Butler

                              LOEWS CORPORATION, as Lender

                              By:  /s/ JOHN J. KENNY
                                   -----------------
                                   Name:  John J. Kenny
                                   Title: Treasurer

                                     667 Madison Avenue, 7th Floor
                                     New York, NY 10021
                                     Attention: John J. Kenny

                              STARK EVENT TRADING, as Lender

                              By:  /s/ COLIN LANCASTER
                                   -------------------
                                   Name:  Colin Lancaster
                                   Title: General Counsel

                                     3600 South Lake Drive
                                     Saint Francis, WI 53235
                                     Attention: Jim Cullinane

                              SPS HIGH YIELD LOAN TRADING, as Lender

                              By:  /s/ ROGER ODELL
                                   ---------------
                                   Name:  Roger Odell
                                   Title: Managing Director

                                     270 Park Avenue, 4th Floor
                                     New York, NY 10017
                                     Attention: Roger Odell

                              QUADRANGLE MASTER FUNDING LTD., as
                              Lender

                              By:  /s/ ANDREW HERENSTEIN
                                   ---------------------
                                   Name:  Andrew Herenstein
                                   Title: Member

                                     375 Park Avenue, 14th Floor
                                     New York, NY 10152
                                     Attention: Andrew Herenstein

                              SCOGGIN CAPITAL MANAGEMENT, LP II, as
                              Lender

                              By:  /s/ CRAIG EFFRON
                                   ----------------
                                   Name:  Craig Effron
                                   Title: President

                                     660 Madison Avenue, 20th Floor
                                     New York, NY 10021
                                     Attention: Dev Chodry

                              STRATEGIC VALUE MASTER FUND, LTD., as
                              Lender
                              By Strategic Value Partners, L.L.C.
                              Its Investment Advisor

                              By:  /s/ VIVIANNE HERNANDEZ
                                   ----------------------
                                   Name:  Vivianne Hernandez
                                   Title: Authorized Signatory

                                     375 Park Avenue, Suite 2901
                                     New York, NY 10152
                                     Attention: Mark DiCintio

                              MAN MAC 3 LIMITED., as Lender
                              By: Strategic Value Partners, L.L.C.
                              Its Investment Advisor

                              By:  /s/ VIVIANNE HERNANDEZ
                                   ----------------------
                                   Name:  Vivianne Hernandez
                                   Title: Authorized Signatory

                                     375 Park Avenue, Suite 2901
                                     New York, NY 10152
                                     Attention: Mark DiCintio

                              ONEIDA SAVINGS BANK, as Lender

                              By:  /s/ JAMES L. LACY
                                   -----------------
                                   Name:  James L. Lacy
                                   Title: Senior Vice President

                                     182 Main Street
                                     Oneida, NY 13421
                                     Attention: Thomas Dixon

                              LITESPEED MASTER FUND LTD., as
                              Lender

                              By:  /s/ JAMIE ZIMMERMAN
                                   -------------------
                                   Name:  Jamie Zimmerman
                                   Title: Managing Member

                                     237 Park Avenue, Suite 900
                                     New York, NY 10017
                                     Attention: Jamie Zimmerman

                              HSBC BANK USA, NATIONAL
                              ASSOCIATION, as Existing
                              Standby L/C Issuer

                              By:  /s/ PATRICK M. HANLEY
                                   ---------------------
                                   Name:  Patrick M. Hanley
                                   Title: Vice President

                                     One HSBC Center
                                     Buffalo, NY 14203
                                     Attention: Patrick M. Hanley